Schedule of Real Estate Assets (Detail) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Operating real estate assets:
Land and land improvements	$ 7,929,051
Buildings and improvements	26,507,235
Furniture, fixtures and equipment	3,680,334
Less: accumulated depreciation	(472,614)
Total operating real estate assets, net	37,644,006
Construction in process, including land	47,097,915	8,952,920
Total real estate, net	$ 84,741,921	$ 8,952,920